UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported)
February 28, 2024
Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
702 S.W. 8th Street
Bentonville, AR 72716-0215
(Address of Principal Executive Offices)  (Zip code)
Registrant's telephone number, including area code
(479) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	New York Stock Exchange
2.550% Notes due 2026	WMT26	New York Stock Exchange
1.050% Notes due 2026	WMT26A	New York Stock Exchange
1.500% Notes due 2028	WMT28C	New York Stock Exchange
4.875% Notes due 2029	WMT29B	New York Stock Exchange
5.750% Notes due 2030	WMT30B	New York Stock Exchange
1.800% Notes due 2031	WMT31A	New York Stock Exchange
5.625% Notes due 2034	WMT34	New York Stock Exchange
5.250% Notes due 2035	WMT35A	New York Stock Exchange
4.875% Notes due 2039	WMT39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Item 8.01. Other Events.
On February 28, 2024, Walmart Inc. (the “Company”) was informed that John Furner, Executive Vice President,
President and Chief Executive Officer, Walmart U.S., entered into a stock trading plan designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Plan”). Rule 10b5-1 permits officers and directors of public companies, who routinely become aware of material nonpublic information and therefore are unable to sell company securities until the information has been made public, to plan in advance for their liquidity or other needs by adopting, at a time when they are not in possession of material non-public information, a written plan providing for securities transactions to occur over specified future periods of time under specified conditions. Once an individual has entered into a Rule 10b5-1 trading plan, the individual has no discretion or control over whether or when transactions in Company securities will occur pursuant to the Plan.
Mr. Furner’s Plan provides for sales of Company securities as part of his long-term asset diversification, tax, and financial planning strategy and is in accordance with the Company’s Insider Trading Policy. Under the terms of the Plan, Mr.
Furner will sell 13,125 shares of the Company’s common stock on a specified date each month beginning on May 31, 2024, and continuing through February 27, 2025. Accordingly, the maximum number of shares to be sold under the Plan is 131,250. Mr.
Furner’s existing Rule 10b5-1 plan, which was entered into on March 6, 2023 (the “Old Plan”) expires when the last trade under the Old Plan is executed in March 2024.
Mr. Furner continues to be subject to the Company’s stock ownership guidelines, under which he is required to hold
Company stock equal in value to at least five times his base salary. Upon the conclusion of each monthly sale transaction under the Plan, Mr. Furner will continue to satisfy the requirements of the Company’s stock ownership guidelines.
Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission to the extent required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  February 28, 2024

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Governance